================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K
                              --------------------


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported) July 30, 2003

                             PYRAMID BREWERIES, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Washington                  0-27116                91-1258355
-----------------------------   ---------------------  ----------------------
 (State or other jurisdiction   (Commission File No.)    (I.R.S. Employer
      of incorporation)                                  Identification No.)



                           91 SOUTH ROYAL BROUGHAM WAY
                                SEATTLE, WA 98134
--------------------------------------------------------------------------------
              (Address of principal executive offices and zip code)



Registrant's telephone number, including area code: 206-682-8322

Item 7. Financial Statements and Exhibits

(c) Exhibits. The following exhibits are included in this report:

99.1     Press release dated July 30, 2003

Item 9. Regulation FD Disclosure

The information contained in this Item 9 of this Current Report on Form 8-K is also being furnished pursuant to "Item 12. Results of Operations and Financial Condition" in accordance with SEC Release No. 33-8216.


On July 30th, 2003, Pyramid Breweries Inc. issued a press release updating its guidance for the three and six month periods ended June 30, 2003. A copy of such release is attached hereto as Exhibit 99.1.
[GRAPHIC OMITTED]

                                    SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Seattle, State of Washington, on April 30, 2003.


                             PYRAMID BREWERIES INC.


                             By:        /s/ Eric G. Peterson
                                        ---------------------------------------
                                       Eric G. Peterson, Vice President and
                                       Chief Financial Officer


================================================================================


                             PYRAMID BREWERIES INC.

                                    FORM 8-K

                                INDEX TO EXHIBITS

   Exhibit      Description

    99.1        Press Release dated July 30, 2003 of Pyramid Breweries Inc.